SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) JULY 10, 2002
                                                           ------------


                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                       0-3252                    22-1830121
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(State or other jurisdiction          (Commission             (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


         767 Third Avenue, New York, NY                            10017
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)

Item 5.       OTHER EVENTS
              ------------

         On July 10, 2002, Lexington Precision Corporation filed an application for qualification of a new indenture on Form T-3 with the Securities and Exchange Commission and issued a press release announcing the commencement of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000. The exchange offer will expire on August 7, 2002, at 12 midnight, New York City Time, unless otherwise extended by the registrant. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the commencement of the exchange offer.



Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           (c)      EXHIBITS
                    --------

                    Exhibit 4.1 Form of Indenture between Lexington Precision Corporation and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit T3C to the registrant's Form T-3 filed with the Securities and Exchange Commission on July 10, 2002 (the "T-3").

                    Exhibit 4.2 Form of Warrant (incorporated by reference to Exhibit T3E.4 to the T-3).

                    Exhibit 99.1        Press release dated July 10, 2002.

                    Exhibit 99.2 Offering Circular dated July 10, 2002 (incorporated by reference to Exhibit T3E.1 to the T-3).

                    Exhibit 99.3 Letter of Transmittal (incorporated by reference to Exhibit T3E.2 to the T-3).

                    Exhibit 99.4 Notice of Guaranteed Delivery (incorporated by reference to Exhibit T3E.3 to the T-3).

                    Exhibit 99.5 Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies, and Other Nominees (incorporated by reference to Exhibit T3E.6 to the T-3).

                    Exhibit 99.6 Form of Letter to Clients for Use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit T3E.7 to the T-3).

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        July 10, 2002          LEXINGTON PRECISION CORPORATION


                                   By: /s/Michael A. Lubin
                                   ----------------------------------------
                                        Michael A. Lubin
                                        Chairman of the Board

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT
NUMBER    EXHIBIT NAME                                       LOCATION
------    ------------                                       --------

4.1       Form of Indenture between Lexington       Incorporated by reference to
          Precision Corporation and Wilmington      Exhibit T3C to the T-3
          Trust Company, as Trustee

4.2       Form of Warrant                           Incorporated by reference to
                                                    Exhibit T3E.4 to the T-3

99.1      Press release dated July 10, 2002         Filed herewith

99.2      Offering Circular dated July 10, 2002     Incorporated by reference to
                                                    Exhibit T3E.1 to the T-3

99.3      Letter of Transmittal                     Incorporated by reference to
                                                    Exhibit T3E.2 to the T-3

99.4      Notice of Guaranteed Delivery             Incorporated by reference to
                                                    Exhibit T3E.3 to the T-3

99.5      Form of Letter to Brokers, Dealers,       Incorporated by reference to
          Commercial Banks, Trust Companies,        Exhibit T3E.6 to the T-3
          and Other Nominees

99.6      Form of Letter to Clients for Use         Incorporated by reference to
          by Brokers, Dealers, Commercial Banks,    Exhibit T3E.7 to the T-3
          Trust Companies, and Other Nominees